UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska    68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

4/30

Date of reporting period:  4/30/13

Item 1.  Reports to Stockholders.

Zeo Strategic Income Fund

Class I :	ZEOIX

ANNUAL REPORT

APRIL 30, 2013

1-855-ZEO-FUND

(1-855-936-3863)

Distributed by Northern Lights Distributors, LLC

Member FINRA

April 30, 2013

Dear Shareholders,

The past year for the Zeo Strategic Income Fund (the “Fund”) was one of relative calm amidst a storm of events worldwide. At home, we witnessed not one, but two inexplicable tragedies that tested and ultimately validated the resilience of our citizens. Globally, the troubles in the European Union failed to dissipate; the Syrian civil war continued to escalate; and we experienced a price swing in precious metals that struck fear into inflation hedgers everywhere. Despite it all, the markets proved as optimistic as the American people, a fact that has perplexed many investors, us included.

PERFORMANCE REVIEW

The Fund had a total return of +1.89% since our last shareholder report and +4.07% for the last year. During the same periods, the Barclays Capital U.S. Aggregate Bond Index1 (the “Benchmark”) gained +0.90% and +3.68%, respectively. Notably, the Fund’s outperformance for both periods has come even as the Fund exhibited roughly half the volatility (as measured by standard deviation of daily total returns) of the Benchmark during each timeframe. We view this performance as notable for two reasons.

First, when compared to market benchmarks, we believe short-duration exposures more closely tied to carefully selected business fundamentals have the potential to exhibit lower sensitivity to economic and political factors. Given the many volatility-inducing headlines over the past year, including a presidential election that did little to change the partisan tone in Washington, it is our view that our combination of outperformance and low volatility derives specifically from this bias.

Second, while the Fund and the Benchmark had similar performance in the last year, the reasons differed substantially. Lower interest rates combined with longer durations were big factors in the Benchmark performance. In contrast, the Fund earned its performance mainly through the yields from its portfolio of short-duration corporate bonds. This distinction, in other market environments, could cause big performance deviations, and it’s important to remind readers that this is deliberate. In general, we seek to reduce exposure in either direction to interest rates and duration, two of the more volatile risks in today’s environment. While the Fund’s outperformance may have been modest, the differentiated result was materially lower volatility, an equally important factor for fixed income investors seeking capital preservation.

1 The Barclays Capital U.S. Aggregate Bond Index covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS sectors. The U.S. Aggregate Index is a component of the U.S. Universal Index in its entirety.  Unmanaged index returns do not reflect any fees, expenses or sales charges.  Investors may not invest in the index directly; unlike the Fund’s returns, the index does not reflect any fees or expenses.

INVESTMENT OUTLOOK

Equities are at levels not seen since the 3rd quarter of 2007, fueled in part by a rotation from fixed income to protect against higher interest rates. For the same reason, loan funds in 2013 have reported their highest monthly inflows on record. We have seen record levels of debt issuance, with $140B of new loan syndications in the 1st quarter alone – only two quarters since 2006 have even come within $40B of that, notably the first two of 2007, just before the aforementioned equity peak and subsequent decline that culminated in the 2008 financial crisis. But Bears need not lose hope: high yield ETF short interest has doubled since the start of 2013, from an already record-high on December 31, 2012. Lastly, leverage is skyrocketing, with aggregate margin balances at NYSE member firms returning to all-time highs of approximately $380B, last seen on – you guessed it – July 31, 2007.

An outlook is less meaningful in the context of so much uncertainty. Like many investors, we are carefully watching interest rates and are concerned by the risk of a high yield reversal, but we cannot claim to have insight into whether rates will be higher or high yield will be lower in the next year. In fact, we have long argued that for consistent capital preservation, one must construct a risk profile first, focusing on investments with what Benjamin Graham referred to in The Intelligent Investor as a "margin of safety". As it applies to bond investors, he wrote, "[T]he function of the margin of safety is, in essence, that of rendering unnecessary an accurate estimate of the future."

It is our view that, should the markets decline substantially, it is these portfolios of individually-selected fundamental investments that will be the least correlated, and many of the traditional components of a “diversified” portfolio (e.g. syndicated loans, municipals, mortgages) may prove to be more highly correlated than anyone expected. The big question which we cannot answer is if and when this will happen. But for strategic investors, that question is irrelevant; the only question that matters is whether you are prepared when it does.

We thank you for your continued support and confidence in our management.

Sincerely,

Venkatesh Reddy	Bradford Cook
Chief Investment Officer	Portfolio Manager

Mutual Funds Involve Risk Including Possible Loss of Principal.  Past performance is no guarantee of future results.  Investment return and principal value will vary.  Investors’ shares when redeemed may be worth more or less than original cost.  Returns do not reflect the deduction of taxes a shareholder would pay on distributions or redemption of fund shares.  Before investing you should carefully consider the investment objectives, risks, shares and expenses of the Zeo Strategic Income Fund.  This and other important information about the Fund is contained in the prospectus, to obtain an additional prospectus please call 1-855-936-3863.  The prospectus should be read carefully before investing.  The Zeo Strategic Income Fund is distributed by Northern Lights Distributors, LLC member FINRA.

1353-NLD-06/07/2013

Zeo Strategic Income Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2013

The Fund's performance figures* for the year ended April 30, 2013, compared to its benchmark:

Annualized Average Returns:	One Year	Inception** - April 30, 2013
Zeo Strategic Income Fund - Class I	4.07%	3.17%
Barclays Capital U.S. Aggregate Bond Index ***	3.68%	5.12%

Comparison of the Change in Value of a $10,000 Investment

* The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  For performance information current to the most recent month-end, please call 1-855-936-3863.

** Inception date is May 31, 2011.

*** The Barclay’s Capital U.S. Aggregate Bond Index is a widely accepted, unmanaged index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities, and asset-backed securities.

Portfolio Composition	% of Net Assets
Bonds & Notes	55.4%
Convertible Bonds	25.8%
Term Loans	9.5%
Other, Cash & Cash Equivalents	9.3%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund's holdings.

Zeo Strategic Income Fund
PORTFOLIO OF INVESTMENTS
April 30, 2013
Par Value		Coupon Rate (%)	Maturity	Value
	BONDS & NOTES - 55.4%
	AIRLINES - 9.3%
$ 4,228,000	JetBlue Airways B-1 (Spare Parts) Pass Through Trust (a,b)	3.1586	1/2/2014	$ 4,206,860

	BANKS - 3.4%
1,397,000	Western Alliance Bancorp.	10.0000	9/1/2015	1,550,670

	COMMERCIAL SERVICES - 3.5%
1,474,000	Great Lakes Dredge & Dock Corp.	7.3750	2/1/2019	1,558,755

	DIVERSIFIED FINANCIAL SERVICES - 3.8%
1,578,000	National Money Mart Co.	10.3750	12/15/2016	1,698,322

	ENTERTAINMENT - 9.3%
3,838,000	Lions Gate Entertainment, Inc.	10.2500	11/1/2016	4,178,623

	FOOD - 4.3%
1,786,000	Pinnacle Foods Finance Corp.	8.2500	9/1/2017	1,937,810

	FOREST PRODUCTS & PAPER - 7.0%
2,360,000	Longview Fibre Paper & Packaging, Inc. (b)	8.0000	6/1/2016	2,466,200
658,000	Neenah Paper, Inc.	7.3750	11/15/2014	659,645
				3,125,845
	HOME FURNISHINGS - 0.1%
35,000	Ethan Allen Global, Inc.	5.3750	10/1/2015	36,444

	INTERNET - 3.9%
1,476,000	Expedia, Inc.	7.4560	8/15/2018	1,771,238

	MACHINERY - DIVERSIFIED - 2.3%
1,000,000	Case New Holland, Inc.	7.7500	9/1/2013	1,018,750

	RETAIL - 4.9%
1,924,000	Dillard's, Inc.	6.6250	1/15/2018	2,171,715
45,000	Dillard's, Inc.	7.1300	8/1/2018	50,794
				2,222,509
	SOFTWARE - 3.6%
1,528,000	Fidelity National Information Services, Inc.	7.6250	7/15/2017	1,633,050

	TOTAL BONDS & NOTES (Cost - $24,546,835)			24,938,876

See accompanying notes to financial statements.

Zeo Strategic Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2013
Par Value		Coupon Rate (%)	Maturity	Value
	CONVERTIBLE BONDS - 25.8%
	AUTO PARTS & EQUIPMENT - 1.0%
$ 474,000	Icahn Enterprises LP (a)	4.0000	8/15/2013	$ 474,000

	BUILDING MATERIALS - 1.5%
665,000	Headwaters, Inc.	2.5000	2/1/2014	658,350

	COMMERCIAL SERVICES - 4.3%
1,913,000	Live Nation Entertainment, Inc.	2.8750	7/15/2027	1,924,956

	COMPUTERS - 4.2%
1,897,000	SanDisk Corp.	1.0000	5/15/2013	1,897,000

	ELECTRONICS - 0.2%
92,000	Viasystems Corp.	4.0000	5/15/2013	91,080

	HEALTHCARE-SERVICES - 3.0%
1,375,000	Five Star Quality Care, Inc.	3.7500	10/15/2026	1,361,250

	MINING - 3.6%
16,000	AngloGold Ashanti Holdings Finance PLC * (b)	3.5000	5/22/2014	1,619,000

	OIL & GAS - 4.4%
1,986,000	Carrizo Oil & Gas, Inc.	4.3750	6/1/2028	1,990,965

	PHARMACEUTICALS - 3.6%
1,571,000	Omnicare, Inc.	3.2500	12/15/2035	1,602,420

	TOTAL CONVERTIBLE BONDS (Cost - $11,400,473)			11,619,021

	TERM LOANS - 9.5%
	INTERNET - 4.5%
1,989,975	Blue Coat Systems, Inc. (a)	5.7500	2/15/2018	2,012,372

	RETAIL - 5.0%
2,238,764	Collective Brands, Inc. (a)	7.2500	10/9/2019	2,274,450

	TOTAL TERM LOANS (Cost - $4,250,997)			4,286,822

See accompanying notes to financial statements.

Zeo Strategic Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
April 30, 2013
Shares		Value
SHORT-TERM INVESTMENTS - 8.0%
MONEY MARKET FUND - 8.0%
3,605,105	Fidelity Institutional Money Market Government Portfolio, to yield 0.01% (Cost - $3,605,105) (c)	$ 3,605,105

	TOTAL INVESTMENTS - 98.7% (Cost - $43,803,410) (d)	$ 44,449,824
	OTHER ASSETS LESS LIABILITIES - 1.3%	597,372
	NET ASSETS - 100.0%	$ 45,047,196

*	The Par Value includes a multiplier of 1,000
(a)	Variable rate security - interest rate subject to periodic change.
(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At April 30, 2013 these securities amounted to $8,292,060 or 18.4%
of net assets.
(c)	Money Market Fund; Interest rate reflects seven-day effective yield on April 30, 2013.
(d)

Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $43,952,300 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation:	$ 573,600
	Unrealized depreciation:	(76,076)
	Net unrealized appreciation:	$ 497,524

See accompanying notes to financial statements.

Zeo Strategic Income Fund
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2013

ASSETS
Investment securities:
At cost	$ 43,803,410
At value	$ 44,449,824
Cash	73,637
Interest receivable	668,730
Prepaid expenses and other assets	8,647
TOTAL ASSETS	45,200,838

LIABILITIES
Distributions payable	83,761
Investment advisory fees payable	44,974
Fees payable to other affiliates	3,947
Accrued expenses and other liabilities	20,960
TOTAL LIABILITIES	153,642
NET ASSETS	$ 45,047,196

Net Assets Consist Of:
Paid in capital [$0 par value, unlimited shares authorized]	$ 44,289,626
Undistributed net investment income	10,387
Accumulated net realized gain from security transactions	100,769
Net unrealized appreciation of investments	646,414
NET ASSETS	$ 45,047,196

Net Asset Value Per Share:
Class I Shares:
Net Assets	$ 45,047,196
Shares of beneficial interest outstanding	4,451,251
Net Asset Value (Net Assets / Shares Outstanding), Offering
and Redemption Price Per Share (a)	$ 10.12

(a) The Fund may charge a 1.00% fee on redemption of shares held for less than 30 days.

See accompanying notes to financial statements.

Zeo Strategic Income Fund
STATEMENT OF OPERATIONS
For the Year Ended April 30, 2013

INVESTMENT INCOME
Interest	$ 1,536,791
Other Income - consent fees	72,626
TOTAL INVESTMENT INCOME	1,609,417

EXPENSES
Investment advisory fees	370,797
Administrative services fees	54,836
Transfer agent fees	32,235
Professional fees	20,409
Compliance officer fees	13,088
Registration fees	8,865
Custodian fees	5,042
Trustees' fees and expenses	5,805
Insurance expense	638
Printing and postage expenses	4,761
Other expenses	2,916
TOTAL EXPENSES	519,392
Plus: Recaptured fees waived/expenses reimbursed	37,019
NET EXPENSES	556,411
NET INVESTMENT INCOME	1,053,006

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from security transactions	134,193
Net change in unrealized appreciation of investments	297,925
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	432,118

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 1,485,124

See accompanying notes to financial statements.

Zeo Strategic Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Period Ended
	April 30, 2013	April 30, 2012 (a)
FROM OPERATIONS
Net investment income	$ 1,053,006	$ 390,710
Net realized gain from security transactions	134,193	101,833
Net change in unrealized appreciation of investments	297,925	348,489
Net increase in net assets resulting from operations	1,485,124	841,032

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,097,171)	(363,138)
From net realized gains	(135,257)	-
Net decrease in net assets resulting from distributions to shareholders	(1,232,428)	(363,138)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	11,122,725	32,072,958
Net asset value of shares issued in
reinvestment of distributions to shareholders	1,073,652	335,088
Payments for shares redeemed	(287,777)	(40)
Net increase in net assets from shares of beneficial interest	11,908,600	32,408,006

TOTAL INCREASE IN NET ASSETS	12,161,296	32,885,900

NET ASSETS
Beginning of Year	32,885,900	-
End of Year*	$ 45,047,196	$ 32,885,900
* Includes undistributed net investment income of:	$ 10,387	$ 54,552

SHARE ACTIVITY
Shares Sold	1,097,354	3,241,968
Shares Reinvested	106,649	33,692
Shares Redeemed	(28,408)	(4)
Net increase in shares of beneficial interest outstanding	1,175,595	3,275,656

(a) The Zeo Strategic Income Fund commenced operations on May 31, 2011.

See accompanying notes to financial statements.

Zeo Strategic Income Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class I

	Year Ended		Period Ended
	April 30, 2013		April 30, 2012 (1)
Net asset value, beginning of period	$ 10.04		$ 10.00

Activity from investment operations:
Net investment income (2)	0.29		0.19
Net realized and unrealized
gain on investments	0.11		0.01
Total from investment operations	0.40		0.20

Less distributions from:
Net investment income	(0.29)		(0.16)
Net realized gains	(0.03)		-
Total distributions	(0.32)		(0.16)

Net asset value, end of period	$ 10.12		$ 10.04

Total return (3)	4.07%		2.03%	(4)

Net assets, end of period (000s)	$ 45,047		$ 32,886

Ratios to average net assets:

Expenses, before waiver or recapture	1.40%		1.87%	(5)

Expenses, net waiver or recapture	1.50%	(6)	1.50%	(5)

Net investment income, net waiver or recapture	2.84%		2.13%	(5)

Portfolio turnover rate	95%		108%	(4)

(1)	The Zeo Strategic Income Fund commenced operations on May 31, 2011.
(2)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for each period.
(3)	Total return shown excludes the effect of applicable redemption fees. Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the Advisor not absorbed a portion of the Fund's expenses for the period ended April 30, 2012, total return would have been lower.
(4) Not annualized.
(5) Annualized.
(6)	Represents the ratio of expenses to average net assets inclusive of Advisor's recapture of waived/reimbursed fees from prior periods.

See accompanying notes to financial statements.

Zeo Strategic Income Fund

NOTES TO FINANCIAL STATEMENTS

April 30, 2013

1.

ORGANIZATION

The Zeo Strategic Income Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware on January 19, 2005, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.  The Fund seeks income and moderate capital appreciation.  The Fund currently offers the Class I shares; commencing operations on May 31, 2011.  Class I shares are offered at net asset value.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation.  Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange.  Short-term investments that mature in 60 days or less are valued at amortized cost, provided such valuations represent fair value.  Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process - This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the advisor to make such a judgment

Zeo Strategic Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2013

include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in

Zeo Strategic Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2013

determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of April 30, 2013 for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Bonds & Notes	$ -	$ 24,938,876	$ -	$ 24,938,876
Convertible Bonds	-	11,619,021	-	11,619,021
Term Loans	-	4,286,822	-	4,286,822
Short-Term Investments	3,605,105	-	-	3,605,105
Total	$ 3,605,105	$ 40,844,719	$ -	$ 44,449,824

 The Fund did not hold any Level 3 securities during the year.  There were no transfers into or out of Level 1 or Level 2 during the year.  It is the Fund’s policy to recognize transfers between Level 1 and Level 2 at the end of the reporting period.

*Refer to the Portfolio of Investments for security classifications.

Security transactions and related income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and Federal income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal income tax – The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the return filed for the open 2012 tax year, or expected to be taken in the Fund’s 2013 tax

Zeo Strategic Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2013

return. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska State.  The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to shareholders – Distributions from net investment income, if any, are declared and paid at least quarterly.  The Fund will declare and pay net realized capital gains, if any, annually.  Dividends to shareholders from net investment income and distributions from net realized gains are recorded on ex-dividend date and are determined in accordance with Federal income tax regulations, which may differ from GAAP.  These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification.  These reclassifications have no effect on net assets, results from operations or net asset value per share of the Fund.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.  ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund.  Zeo Capital Advisors, LLC serves as the Fund’s Investment Advisor (the “Advisor”).  The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services.  A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Investment Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  Under the terms of the Advisory Agreement, the Advisor receives monthly fees calculated at an annual rate of 1.00% on the first $250 million in net assets and 0.75% on assets greater than $250 million.

Zeo Strategic Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2013

Pursuant to the Operating Expense Limitation and Security Agreement (the “Waiver Agreement”), the Advisor has agreed, at least until August 31, 2013, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses or extraordinary expenses, such as litigation, not incurred in the ordinary course of the Fund’s business) do not exceed 1.50% per annum of the Fund’s average daily net assets for Class I shares.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund's Operating Expenses are subsequently less than 1.50% of average daily net assets for Class I shares, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 1.50% of average daily net assets for Class I shares.  If Fund Operating Expenses subsequently exceed 1.50% per annum of the Fund's average daily net assets for Class I shares, the reimbursements shall be suspended.  The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement).  No amounts will be paid to the Advisor in any fiscal quarter unless the Board determines that reimbursement is in the best interests of the Fund and its shareholders. For the year ended April 30, 2013, the Advisor recaptured $37,019 for prior period expense reimbursements/waivers.

Cumulative expenses subject to recapture pursuant to the aforementioned conditions will expire on April 30 of the following years:

April 30, 2015
Zeo Strategic Income Fund	$31,494

Northern Lights Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of GFS.  For the year ended April 30, 2013, the Distributor received no underwriting commissions.

Trustees – Effective April 1, 2013, the Fund pays its pro rata share of a total fee of $27,625 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Previously, the Fund paid its pro rata share of a total fee of $21,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. The Fund pays the chairperson of the Audit committee and Lead Independent Trustee a pro rata share of an additional $2,000 per quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.    GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For the provision of these services, Gemcom receives customary fees from the Fund.

4.  INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities and U.S. Government securities, for the year ended April 30, 2013 amounted to $39,682,055 and $25,417,828, respectively.

5.   CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act.  As of April 30, 2013, David R. Albin held approximately 52% of the voting securities of the Zeo Strategic Income Fund.

6.   DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the following periods ended was as follows:

	Fiscal Year Ended	Fiscal Period Ended
	April 30, 2013	April 30, 2012
Ordinary Income	$ 1,207,395	$ 363,138
Long-Term Capital Gain	25,033	-
	$ 1,232,428	$ 363,138

As of April 30, 2013, the components of distributable earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$ 239,337	$ 20,709	$ -	$ -	$ -	$ 497,524	$ 757,570

The difference between book basis and tax basis unrealized appreciation and accumulated net investment loss is primarily attributable to the tax income on contingent convertible debt.

Zeo Strategic Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

April 30, 2013

7.  NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities.  In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Fund’s financial statements.

8.  SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.  Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Zeo Strategic Income Fund and

Board of Trustees of Northern Lights Fund Trust

We have audited the accompanying statement of assets and liabilities of Zeo Strategic Income Fund, a series of shares of beneficial interest of Northern Lights Fund Trust (the "Fund"), including the portfolio of investments, as of April 30, 2013, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period May 31, 2011 (commencement of operations) through April 30, 2012.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of April 30, 2013 by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Zeo Strategic Income Fund as of April 30, 2013, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the year then ended and for the period May 31, 2011 (commencement of operations) through April 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

June 28, 2013

Zeo Strategic Income Fund

EXPENSE EXAMPLES (Unaudited)

April 30, 2013

As a shareholder of the Zeo Strategic Income Fund, you incur two types of costs: (1) transaction costs, including redemption fees; (2) ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Zeo Strategic Income Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2012 through April 30, 2013.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Zeo Strategic Income Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Actual	Beginning Account Value 11/1/12	Ending Account Value 4/30/13	Expenses Paid During Period* 11/1/12 – 4/30/13	Fund’s Annualized Expense Ratio**
Class I	$1,000.00	$1,018.90	$7.51	1.50%

Hypothetical (5% return before expenses)	Beginning Account Value 11/1/12	Ending Account Value 4/30/13	Expenses Paid During Period* 11/1/12 – 4/30/13	Fund’s Annualized Expense Ratio**
Class I	$1,000.00	$1,017.36	$7.50	1.50%

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

**Annualized.

Zeo Strategic Income Fund

SUPPLEMENTAL INFORMATION (Unaudited)

April 30, 2013

Zeo Strategic Income Fund (Adviser – Zeo Capital Advisors, LLC)*

In connection with the regular meeting held on March 27 and 28, 2013 the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Zeo Capital Advisors, LLC (the “Adviser”) and the Trust, on behalf of Zeo Strategic Income Fund (the “Fund”). In considering the renewal of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process.  The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor.  The Trustees’ conclusions were based on an evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent, and Quality of Services.  The Trustees noted that the Adviser has nearly $83 million in assets under management, providing investment advisory services in fixed income and alternative portfolio management.  The Trustees acknowledged that the Adviser looks for investment opportunities through various methods including market screens and frequent dialogues with market participants and research analysts.  The Trustees noted the extensive background of the professionals servicing the Fund, and also noted that the adviser expanded the size of their portfolio management team in 2012 by adding a professional with a focus in credit research.  The Trustees also noted that the Adviser had reported no compliance issues.  The Trustees discussed the Adviser’s responses and concluded that the nature, extent, and quality of services the Adviser provided were satisfactory.

Performance.  The Trustees noted that the Fund underperformed its peer group and Morningstar category over the 1-year period and since inception, while outperforming its benchmark index over the 1-year period and trailing the same index since inception.  The Trustees noted that the Fund underperformed its peer group due to shorter duration, higher credit quality and thus less risky assets with a corresponding reduced yield, but such performance was wholly consistent with the Adviser’s strategy of income and principal protection over the long term with less volatility.  After discussion, the Trustees concluded that the Fund’s performance is reasonable.

Fees and Expenses.  The Trustees evaluated the Fund’s advisory fee of 1.00% and the net expense ratio of 1.50%, and compared it to the Fund’s Morningstar category and peer group averages the Adviser provided.  The Trustees noted that advisory fee is equal to the peer group average, while the net expense ratio is higher than the peer group average.  They compared the Morningstar category averages, the advisory fee and net expense ratio are also higher, but well within the range of both groups.  After evaluating the materials provided, the Trustees concluded that the advisory fee was acceptable in light of the services provided.

Economies of Scale.  The Trustees considered whether economies of scale would materialize with respect to the management of the Fund.  They noted that a breakpoint currently exists at the $250,000,000 asset level, at which point the management fee will drop to 0.75%.  After discussion, it was the consensus of the Trustees that they would continue to monitor the situation in case any circumstances related to economies of scale and breakpoints change but the current arrangement demonstrates that shareholders will benefit from the economies of scale as the Fund’s assets increase.

Profitability.  The Trustees considered the profits realized by the Adviser over the past 12 months in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the advisory services to be provided to the Fund.  They noted that the adviser is beginning to recapture fees that were previously waived.  They discussed the adviser provided commentary on the reasonableness of profits.  The Trustees concluded that the adviser realized a reasonable level of profit, in both total dollars and percentage of net advisory fees, given the size of the Fund.

Zeo Strategic Income Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

April 30, 2013

Conclusion.  Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory fee structure is reasonable and that renewal of the Advisory Agreement is in the best interests of NLFT and the shareholders of the Fund.

*Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Zeo Strategic Income Fund

TRUSTEES AND OFFICERS (Unaudited)

April 30, 2013

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day‐to‐day operations of the Fund and execute policies formulated by the Trustees. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Anthony J. Hertl(1) 1950	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	97

AdvisorOne Funds (11 portfolios) (2004-2013); Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (since 2010) and Northern Lights Variable Trust (since 2006)

Gary W. Lanzen(1) 1954	Trustee Since 2005	President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010); Founder and Partner, Orizon Group, Inc. (a financial services company) (2000-2006).	97	AdvisorOne Funds (11 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund ( 2010-2011); Northern Lights Variable Trust (since 2006)
Mark H. Taylor(1) 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	109

Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

John V. Palancia 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	109	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Ladenburg Thalmann Alternative Strategies Fund (since 2012)

Interested Trustees and Officers

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Michael Miola***(1) 1952	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Adviser Services, LLC, CLS Investments, LLC, GemCom, LLC and Northern Lights Compliance Services, LLC (since 2003); Director of Constellation Trust Company (since 2004).	97	AdvisorOne Funds (11 portfolios) (2003-2012); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 1969	President Since 2006

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).

			N/A	N/A
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (since 2004).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Lynn Bowley 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor).

1 Named in May 2, 2013 SEC Order.  For more information please see the “Legal Proceedings” section of the SAI.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-936-3863.

4/30/13 - NLFT_v2

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-936-3863 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-936-3863.

INVESTMENT ADVISOR

Zeo Capital Advisors, LLC

1 Montgomery Street, Suite 3450

San Francisco, CA 94104

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2013 - $14,000

2012 - $14,000

(b)

Audit-Related Fees

2013 - None

2012 – None

(c)

Tax Fees

2013 - $2,000

2012 - $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2013 - None

2012 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2012

2013

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2013 - $2,000

2012 - $2,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

6/28/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

6/28/13

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

6/28/13